UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014

Fulton Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10587	23-219538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 291-2411

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 13, 2014, Fulton Financial Corporation (“Fulton Financial”) entered into an accelerated share repurchase agreement (the “ASR Agreement”) with Goldman, Sachs & Co. (“Goldman Sachs”) to repurchase $100 million of shares of the Company’s common stock, par value $2.50 per share (“Common Stock”). The ASR Agreement is part of Fulton Financial’s previously announced share repurchase program.

Under the terms of the ASR Agreement, Fulton Financial will make an initial payment of $100 million to Goldman Sachs on November 18, 2014 and will receive from Goldman Sachs an initial delivery of 80% of the shares of Common Stock (or 6,509,357 shares of Common Stock) expected to be delivered under the ASR Agreement, based on the closing price for the Common Stock on November 13, 2014. The final number of shares of Common Stock to be repurchased by Fulton Financial under the ASR Agreement will depend upon the daily volume-weighted average share prices of the Common Stock, less a discount, over the term of the ASR Agreement. At final settlement of the ASR Agreement, under certain circumstances, Fulton Financial may be entitled to receive additional shares of Common Stock from Goldman Sachs or Fulton Financial may be required to make a cash payment, or if Fulton Financial elects, deliver shares of Common Stock to Goldman Sachs. Final settlement of the ASR Agreement is scheduled for no later than April 17, 2015, and may occur earlier at the option of Goldman Sachs. As of October 31, 2014, Fulton Financial had 185.3 million shares of Common Stock outstanding.

In addition to the foregoing, the ASR Agreement contains customary terms for this type of transaction, including, but not limited to, the mechanisms to determine the number of shares or the amount of cash that will be delivered at settlement, the required timing of delivery of the shares, the specific circumstances under which adjustments may be made to the transaction, the specific circumstances under which the transaction may be terminated prior to its scheduled maturity and various acknowledgements, representations and warranties made by Fulton Financial and Goldman Sachs, as applicable, to one another.

The foregoing description of the ASR Agreement is a summary and is qualified in its entirety by reference to the terms of the ASR Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 – Other Events.

On November 17, 2014, Fulton Financial issued and sold $100,000,000 aggregate principal amount of its 4.50% Subordinated Notes due 2024 (the “Notes”). The Notes were sold pursuant to an Underwriting Agreement, dated November 12, 2014 (the “Underwriting Agreement”), between Fulton Financial and Jefferies LLC, as representative of the underwriters listed therein. The Notes were offered and sold pursuant to Fulton Financial’s registration statement on Form S-3 (Registration No. 333-197730) filed with the Securities and Exchange Commission on July 30, 2014, and the prospectus contained therein, as supplemented by the prospectus supplement dated November 12, 2014. Fulton Financial received approximately $98.1 million in proceeds, after underwriting discounts and commissions and before offering expenses, from the sale of the Notes. The Underwriting Agreement is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Notes were issued pursuant to an Indenture, dated as of November 17, 2014 (the “Indenture”), as supplemented by the First Supplement Indenture (the “First Supplemental Indenture”), dated November 17, 2014, between Fulton Financial and Wilmington Trust, National Association, as trustee. The Indenture and the First Supplemental Indenture, which includes the form of Notes, are attached as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The Form of 4.50% Subordinated Notes due 2024 is included in Exhibit 4.2. Sullivan & Cromwell LLP and Barley Snyder LLP have each opined on the validity of the Notes. The opinions of Sullivan & Cromwell LLP and Barley Snyder LLP, and their respective consents, are included as Exhibit 5.1 and Exhibit 5.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Forward-Looking Statements

This Form 8-K may contain forward-looking statements with respect to Fulton Financial’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond Fulton Financial’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements.

A discussion of certain risks and uncertainties affecting Fulton Financial, and some of the factors that could cause Fulton Financial’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Fulton Financial’s Annual Report on Form 10-K for the year ended December 31, 2013, and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, which have been filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date on which such statements are made. Fulton Financial undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 – Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 12, 2014, between Fulton Financial Corporation and Jefferies LLC, as representative of the underwriters named therein.

4.1	Indenture, dated November 17, 2014, between Fulton Financial Corporation and Wilmington Trust, National Association.

4.2	First Supplemental Indenture, dated November 17, 2014, between Fulton Financial Corporation and Wilmington Trust, National Association.

4.3	Form of 4.50% Subordinated Notes due 2024 (included in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Barley Snyder LLP.

10.1	Master Confirmation, dated November 13, 2014, between Goldman, Sachs & Co. and Fulton Financial Corporation.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Barley Snyder LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fulton Financial Corporation

Date: November 17, 2014	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated November 12, 2014, between Fulton Financial Corporation and Jefferies LLC, as representative of the underwriters named therein.

4.1	Indenture, dated November 17, 2014, between Fulton Financial Corporation and Wilmington Trust, National Association.

4.2	First Supplemental Indenture, dated November 17, 2014, between Fulton Financial Corporation and Wilmington Trust, National Association.

4.3	Form of 4.50% Subordinated Notes due 2024 (included in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Barley Snyder LLP.

10.1	Master Confirmation, dated November 13, 2014, between Goldman, Sachs & Co. and Fulton Financial Corporation.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Barley Snyder LLP (included in Exhibit 5.2).

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